UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

Alteva, Inc.

(Exact name of registrant as specified in its charter)

New York	001-35724	14-1160510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Market Street, First Floor Philadelphia, Pennsylvania	19106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code

(877) 258-3722

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 20, 2014, Alteva, Inc. issued a communication to its shareholders regarding the Company’s growth, prospects and recent events.  A copy of this communication is attached as Exhibit 99.1.

The information furnished pursuant to this “Item 7.01 Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Communication from Alteva, Inc. to its shareholders dated November 20, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alteva, Inc.
Date:	November 21, 2014	By:	/s/ Brian H. Callahan
Brian H. Callahan
Executive Vice President, Chief
Financial Officer, Corporate Secretary, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Communication from Alteva, Inc. to its shareholders dated November 20, 2014.